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                                                                    EXHIBIT 23.1



Consent of Independent Auditors



The Board of Directors
Airgas, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Proxy.



/s/ KPMG Peat Marwick LLP

Philadelphia, Pennsylvania

April 17, 1997